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                                                                  EXHIBIT 10.13

Broker Program


BROKER {PRIVATE}
AGREEMENT
---------

                  This Agreement to dated and effective the 23 day of SEPTEMBER
                                                            --        ---------
1997
  -

                  between Citicorp Mortgage, Inc. for itself or on behalf of Citibank, FSB, Citibank (NYS), Citibank, N.A. and/or Citibank (Nevada), N.A. (each referred to hereinafter as "Lender") and E-LOAN, INC. ("Broker"). In
                                               ------------
consideration of the terms contained in this Agreement. Lender and Broker agree as follows;

NOTE: Only One Box Should Be Checked.

      TABLE FUNDING BROKERS - THE FOLLOWING PROVISIONS ARE APPLICABLE:

                  1.   APPLICATION SUBMISSION; ELIGIBLE PRODUCTS
                       Broker may submit mortgage loan application package(s) ("Application(s)") to Lender in contemplation of possible table funding by lender. "Table fund" or "Table funding" means lender provides the funding at or before closing, closing occurs in the name of Broker, and Broker assigns all rights to each loan ("Loan") to Lender simultaneously with closing of the Loan. Applications shall related to the various residential mortgage loan products described in Lender's "Citicorp Mortgage, Inc. Broker's Guide," which Lender may modify at any time following 7 calendar days written notice to Broker. Lender will have complete discretion to approve or disapprove Applications for table funding.

                       If Lender agrees to table fund a Loan, Lender shall be responsible for the underwriting of the Loan. Broker shall close such Loan using loan documentation and accounting to producers approved by Lender. Each appraisal of property securing a Loan will be appraised only by an appraises included in Lender's list of approved appraisers, are in effect from time to time.

                  2.   FUNDING
                       Lender will provide table funding for each approved Loan under the terms described in the Citicorp Mortgage, Inc. Table Funding Commitment executed following Citicorp approval of the Application. The Citicorp Funding Commitment may vary from Loan to Loan.

     [X]PROCESSING BROKERS - THE FOLLOWING PROVISIONS ARE APPLICABLE:

/s/ J. Pawlowski  2.   PRODUCTS AND SERVICES
                       Broker may submit mortgage loan application(s)
                       ("Application(s)") to Lender. Lender will make available
                       various residential mortgage loan products and services
                       described in lender's "Citicorp Mortgage, Inc. Broker's
                       a Guide," which Lender may modify at any time following
                       7 calendar days written notice to Broker. Lender will
                       have complete discretion to approve or disapprove
                       Applications and will close each approved loan ("Loan")
                       in its own name.

                  3.   BORROWER FEES AND DISCLOSURE
                       Lender will not impose any charges other than those set forth in Lender's customer disclosures and pricing bulletins in affect from time to time.

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                       Nothing in this Agreement will prohibit Broker from
                       imposing loan ("Broker Fees") on its customers for consultations and other services ("Broker Services"), provided any Broker Pass are imposed pursuant to a written agreement and in accordance with applicable law. Broker Fees may be disbursed from closing funds if authorized in writing by the customer. The payment of Broker Fees will not be a condition of closing. Any dispute regarding a Broker Fee shall be resolved by the Broker and the customer without involvement by Lender.




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Broker Program

BROKER
AGREEMENT
---------

                       If any Loan or Application submitted by Broker to Lender is rescinded or withdrawn pursuant to the Federal Truth-in-Lending Act, applicable Federal regulations or any State law, Broker will refund to the rescinding customer any and all Broker Fees it received. Broker will immediately reimburse Lender upon request for any Broker Fee refunded by Lender in the event of such a rescission or withdrawal.

                       THE FOLLOWING PROVISIONS ARE APPLICABLE TO ALL BROKERS:

                  3. REPRESENTATIONS, WARRANTIES AND COVENANTS Broker represents, warrants and covenants throughout the term of this Agreement as follows:

                       (a) That it is a (corporation)(banking
                           association)(partnership)(proprietorship)(limited
                           liability company/partnership) (cross out
                           inapplicable choices) duly organized, validly existing and in good standing and is authorized to do business in the State(s) of CALIFORNIA and that
                                                          ----------
                           all corporate of other actions and approvals necessary for the execution and performance of this Agreement have been taken and/or received.

                       (b) That it is the holder of one or more valid lender,
                           broker or other applicable license(s) bearing number(s) 01223430 issued by the State(s) of
                                     --------
                           CALIFORNIA, which Broker shall maintain in good
                           ----------
                           standing throughout the term of this Agreement, and is in compliance with any mortgage lender or broker or other laws applicable to its activities under this Agreement. Broker agrees to promptly provide Lender with copies of all such license(s) upon request by Lender.

                       (c) That the (principals)(partners)(owners) forces out
                           inapplicable choices) consent to allow Lender to periodically investigate their backgrounds. The scope of background checks will include but not be limited to obtaining credit bureau reports. The aforesaid individual(s) acknowledge that Lender reserves the right to obtain updates to all such background information on a periodic basis and the aforesaid individual(s) will, upon written request by Lender, execute all documents necessary to obtain such updates.

                       (d) That it is thoroughly familiar with and will comply
                           with all applicable Federal, State and local laws and regulations directly or indirectly relating to its activities under this Agreement (including but not limited to involvement in such activities of individuals convicts of crimes involving dishonesty or branch of trust).

                       (e) That this Agreement is nonexclusive and that Broker
                           maintains loan funding relationships with more than one funding source.

                       (f) That Broker has obtained "Citicorp Mortgages, Inc.
                           Broker's Guide" and has reviewed, or promptly will review it, and will comply with its contents and will process such Application and close each loan in accordance with the instructions and criteria contained in such Guide and any amendment(s) thereto. Such instructions and criteria shall include but not be limited to underwriting criteria, documentation requirements and closing criteria. Both parties agree that the aforesaid Guide and all amendments, supplements, and bulletins to such Guide shall be incorporated by references herein and shall form part of this Agreement.

                       (g) That all information provided by Broker, including
                           information obtained by Broker from other sources, is true, correct, currently valid and genuine.


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                       (h) That each Application will be originated by Broker
                           and not by any third party, such as a correspondent of Broker.

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Broker Program

BROKER
AGREEMENT
---------

                       (i) That Broker does not currently and will not in the
                           future employ any entity or individual on the FHLMC exclusionary list.

                       (j) That Broker will immediately notify Lender if it (i)
                           fails to maintains any licenses in violation of (b) above, (ii) becomes subject to any enforcement and/or investigative proceeding by any licensing or regulatory authority or agency and/or (iii) is named as a party or becomes involved in any material litigation.

                       (k) That Broker will immediately notify Lender if (i)
                           Broker and/or any of its principal owner(s) becomes the debtor in any voluntary or involuntary bankruptcy proceeding, (ii) Broker and/or any of its principal owner(s) requests the appointment of a receiver and/or (iii) Broker and/or any of the principal owner(s) has incurred or is likely to incur is material, adverse change in its/their financial condition.

                       (l) That Broker will immediately notify Lender of any
                           material change in ownership and/or management.

                       (m) That Broker will promptly respond to or otherwise
                           comply with Lender's responsible request(s) for periodic financial statements of Broker and/or any of its principal owner(s).

                  4.   ADVERTISING
                       Brokers may advertise to the public the availability of lending programs, but Broker may not in any may identity Lender in any advertising unless otherwise required by applicable law and Lender has given its advance written approval.

                       Broker agrees that the borrower(s) on all Loans purchased by Lender are the exclusive customers of Lender. Neither Broker nor any of its affiliates shall directly target the Loan borrower(s) for any loan refinance solidation(s). Without the prior written consent of Lender. Broker shall not sell or distribute any customer list incorporating the names of such borrower(s) and shall include any such that to solicit or promotes, or to allow any other person to solicit or promote, the sale of any financial services of products to any such borrower(s).

                  5.   TERM
                       This Agreement is for an initial one-year term and shall automatically renew for successive one-year terms, unless terminated pursuant to section of this Agreement.

                  6.   RELATIONSHIP BETWEEN LENDER AND BROKER.
                       This Agreement will not create any agency between Broker and Lender, Broker shall conduct its business under this Agreement as an independent contractor and shall have the rights and responsibilities of an independent contractor.

                       Notwithstanding the above, Broker shall be deemed an agent of Lender for the sale and limited purpose of directly engaging real salaries ?? from Lender's approved list of real estate appraisers as revised from times to time by Lender. Any selection of a real estate appraiser by Broker not on Lender's list of approved real estimate appraisers than in effect shall be construed as an act outside the scope of this limited agency. Under no circumstances shall Broker's appointment as a limited agent under this paragraph be continued by any person an confusing any authority respond the simple engagement of real estate appraiser. The limited agency created Lender this paragraph may be revoked by Lender in its discretion at any time upon notice to Broker.

                       Broker's sections under this Agreement shall be demand to be for the inclusive benefit of its customers. Lender shall not be responsible for any actions or omissions by Broker.



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Broker Program

BROKER
AGREEMENT
---------

                       Broker agrees it will not represent, orally, in writing, by implication or otherwise, that it can secure, guarantee or otherwise obtain credit or loan approval by, or otherwise act in any capacity on behalf of, Lender. Lender is prescribing no marketing plan for Broker and exercises no control over the methods, operations and practices (including but not limited to any mortgage pre-qualification practices) of Broker except as provided in this Agreement and procedures adopted by Lender relating to the submission of Applications by Broker. Broker acknowledges it is not selling or distributing Lender's services and Lender has made no premises, representation or warranty regarding the profitability of any arrangement with Lender.

                       Broker acknowledges Lender will be providing Broker with valuable proprietary information ("Confidential Information"), including but not limited to information regarding Lender's products, programs, underwriting policies, procedures and customers. Except as necessary to perform its obligations under this Agreement or as required by law. Broker will not disclose any Confidential Information to any person outside Broker's organization and will limit access to this information within its organization on a strict "need to know" basis.

                       Broker will require all of its employees and other agents to meet its obligations under this Agreement regarding Confidential Information.

                  7.   TERMINATION
                       Lender may immediately terminate this Agreement without notice and Lender then will have no further obligations under this Agreement upon: (1) the failure of Broker to perform or abide by any term or obligation contained in this Agreement; (2) any representation or warranty made by Broker being found by Lender to be false or incorrect in any material respect; (3) commencement by or against Broker of any bankruptcy, insolvency of similar proceedings; (4) the failure of loan applications referred by Broker to satisfy Lender's expectations regarding loan quality and performance; or (5) Lender's determination that Broker's actions contravene the terms of this Agreement or could adversely impact Lender's activities of reputation. Either party may terminate this Agreement for any other reason upon 10 calendar days prior notice to the other. In the event of termination, Broker shall fully cooperate with and insist Lender in obtaining the documentation necessary to complete the processing and full resolution of all matters relating to registered applications eligible for closing and all closed loans.

                  8.   ASSIGNMENT
                       Broker may not assign this Agreement or delegate any of us responsibilities under this Agreement. Lender reserves the right, upon notice to Broker, to assign or delegate in whole or in part its obligations and responsibilities under this Agreement to any affiliated entity engaged in the business of residential financing.

                  9.   NON-EXCLUSIVE AGREEMENT
                       Broker's rights under this Agreement are on a non-exclusive basis. Lender shall be free to market its products and services to, and to contract with, other parties and customers as it deems appropriate. Broker is under no obligation to submit Applications or to refer its customers to Lender for any purpose.

                  10.  INDEMNIFICATION
                       Broker agrees to indemnify and hold Lender nominee from any and all claims, actions and costs, including reasonable attorneys' fees and costs, arising from (i) Broker's performance or failure to perform under the terms of this Agreement, (ii) any fraud, misrepresentation or breach of any representation, warranty or covenant contained in this Agreement and/or
                       (iii) Broker's advertisements, promotions or other activities. This indemnification shall extend to any action or inaction by employees, officers, agents, independent contractors or other representatives of Broker and shall survive the expiration and termination of this Agreement.



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Broker Program

BROKER
AGREEMENT
---------

                  11.  CURE OR REPURCHASE

                  If Lender, in its sole and exclusive discretion, determines that any Loan:

                  (i) was underwritten and/or originated in violation of any term or condition of this Agreement, the Guide referenced in Section 3(f) above and all amendments thereto:

                  (ii) was underwritten and/or originated based on any
                       materially inaccurate information or material misrepresentation made by the loan borrower(s), Broker, Broker's employees, agents and/or affiliates, or any other party providing information relating to said Loan;

                  (iii)was or is capable of being rescinded by the applicable borrower(s) pursuant to the provisions of any applicable federal or state law or regulation including but not limited to the federal
                       Truth-In-Lending Act; and/or

                  (iv) must be repurchased from any secondary manual Investor
                       (including but not limited to the Federal National Mortgage Association and Federal Home Loan Mortgage Corporation) due to a breach by Broker of any representation, warranty or covenant contained in this Agreement. the Guide referenced in Section 3(f) above and all amendment thereto

                       Broker ??, upon notification by Lender and/or such secondary market Investor, (i) Immediately correct or pure such defect within the time prescribed by Lender and/or any such secondary market Investor to the full and complete satisfaction of Lender and/or any such secondary market Investor or (ii) repurchase such defective Loan from Lender or such secondary market investor and the price required by Lender or such secondary market, investor ("Buyout Price"). If Lender or such secondary market investor requests such repurchase. Broker shall, within ten (10) business days of Broker's receipt of such repurchase request, pay to Lender and/or such secondary market investor the Buyout Price by cashier's check or wire transfer of immediately available federal funds.

                       Broker agrees and acknowledges that the provisions of this Section 11 do not, in any way, eliminate, diminish or impair the indemnification obligations contained in
                       Section 10.

                  12.  GOVERNING LAW
                       This Agreement shall be governed by the laws of the State of Missouri and applicable federal law.

                  13.  NOTICE
                       All notices shall be in writing and shall be sent by registered, certified or first-class mail, postage fully prepaid. All notices addressed to Lender should be sent to its office at:


                       REGULAR MAIL                       OVERNIGHT MAIL
                       Citicorp Mortgage, Inc.            Citicorp Mortgage, Inc.
                       Attn.: Intermediary Management     Attn.: Intermediary Management
                       P.O. Box 790150                    12558 N. Outer Forty Road
                       St. Louis, MO 83178-0150           St. Louis, MO 83141

                       or to such other address designated in writing by Lender from time to time.

                       All notices addressed to Broker should be sent to its office at:

                       590 UNIVERSITY AVE SUITE 350
                       ----------------------------

                       PALO ALTO, CA 94301
                       -------------------



                       or to such other address designated in writing by Broker from time to time.



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Broker Program

BROKER
AGREEMENT
---------

IN WITNESS WHEREOF, the parties have signed this Agreement.


         Citicorp Mortgage, Inc. ("Lender")         E-LOAN, INC.(Broker)
                                                    ------------

         By /s/ Signature Illegible                 By JANINA PAWLOWSKI /s/ Signature Illegible
                                                       ----------------

         Title /s/ Signature Illegible              Title C.E.O.
                                                          -------

         Date 10/30/97                              Date 9-23-97
              --------                                   -------

                  Karen M. Lopez, VP,
                  CMI - Credit Analyst
                  1 Sansome Street, 6th Floor
                  San Francisco, CA 94104

NOTE: THE TEXT OF THIS AGREEMENT MAY NOT BE CHANGED IN ANY MANNER WHATSOEVER WITHOUT THE PRIOR WRITTEN PERMISSION OF CMI.